Exhibit 10.1

Execution Version

Second AMENDMENT TO TERM LOAN AGREEMENT AND FIRST AMENDMENT TO CASH MANAGEMENT AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT AND FIRST AMENDMENT TO CASH MANAGEMENT AGREEMENT (this “Amendment”) dated as of April 29, 2024, and effective as of April 26, 2024 (subject to satisfaction or waiver of the conditions set forth in Section 6 herein) is made by and among ARC NYC570SEVENTH, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Borrower”), AMERICAN STRATEGIC INVESTMENT CO. (formerly known as NEW YORK CITY REIT, INC.), a Maryland corporation (the “Guarantor”), CAPITAL ONE, NATIONAL ASSOCIATION, as administrative agent (together with its successors and assigns in such capacity and any replacement administrative agent, “Administrative Agent”) and in its capacity as the sole lead arranger and sole bookrunner (in such capacities, “Sole Lead Arranger” and “Sole Bookrunner,” respectively), and the lenders that are or hereafter become party to the Loan Agreement (as such term is defined below) (each, a “Lender”, collectively, the “Lenders”). The Borrower, the Guarantor, the undersigned Lenders and the Administrative Agent are referred to collectively as the “Parties”, and individually as a “Party”. Each capitalized term used but not otherwise defined in this Amendment shall have the meaning ascribed to it in the Loan Agreement.

WITNESSETH:

WHEREAS, the Parties have heretofore entered into (i) that certain Term Loan Agreement, dated as of April 26, 2019 (as the same may be amended, restated, extended, joined, supplemented and/or modified from time to time, by and among the Borrower, the Lenders, and the Administrative Agent, including, without limitation, by that certain Waiver and Amendment to Term Loan Agreement, dated as of March 1, 2022, the “Loan Agreement”), and (ii) that certain Cash Management Agreement, dated as of April 26, 2019 (as the same may be amended, restated, extended, joined, supplemented and/or modified from time to time, by and among the Borrower, the Lenders, and the Administrative Agent the “Cash Management Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that it intends to engage in a marketing process to sell the Property (the “Sale Transaction”), the proceeds of which Sale Transaction are contemplated to be sufficient to repay in full the Debt;

WHEREAS, Borrower has requested that the Administrative Agent, on behalf of the Lenders, extend the Maturity Date and make certain amendments and modifications to the Loan Agreement as set forth herein in order to complete the marketing process and consummate the Sale Transaction; and

WHEREAS, subject to the terms and conditions set forth herein, the Lenders are willing to extend the Maturity Date and to make certain amendments and modifications to the Loan Agreement, all as set forth herein.

NOW, THEREFORE, the Parties, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

1.                  Definitions used in this Amendment. As used herein, the following terms shall have the following definitions:

(a)               “Excess Cash Flow”: as set forth in the Excess Cash Flow Reconciliation (as such term is defined in Section 3(a) of this Amendment) on the fifth (5th) day of each calendar month, an amount equal to the amount of funds remaining in the Auto-debit Account excluding the amount necessary to satisfy (i) Debt Service for the then-current Interest Period, (ii) Taxes, (iii) insurance premiums and related costs, (iv) Operating Expenses as set forth in the Approved Operating Budget for the then-current calendar month, and (v) such additional amounts as may be approved pursuant to Section 3(a) of this Amendment by the Administrative Agent in writing (including by electronic mail).

2.                  Amendments to Loan Agreement.

(a)               The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Interest Rate Spread: with respect to any (a) SOFR Loan, 2.60%, (b) Benchmark Replacement Rate Loan, 1.50% and (c) Base Rate Loan, 0.50%; provided that for any Benchmark Replacement Rate Loan, the Interest Rate Spread may be subject to adjustment in accordance with the requirements for determining the Benchmark Replacement Rate in Section 2.12.2.

Maturity Date: October 31, 2024 (the “Initial Maturity Date”), or such earlier date on which the final payment of Principal of the Loan becomes due and payable as herein provided, whether by declaration of acceleration or otherwise; provided, that, upon delivery to the Administrative Agent of an executed purchase and sale agreement for the Property with (i) a stated purchase price for the Property equal to or greater than the outstanding Principal and (ii) a closing date no later than January 31, 2025, on or before October 31, 2024, the Maturity Date shall be January 31, 2025 (the “Extended Maturity Date”).”

(b)               Section 6.1.1 of the Loan Agreement is hereby amended to amend and restate the Borrower’s notice address therein to:

“if to Borrower: c/o 72 Johnny Cake Hill Road, Middletown, RI 02842, Attention: General Counsel, with a copy to Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10054, Attention: Chris Barbaruolo, Esq.”

(c)               Section 11.20.1(a)(ii) of the Loan Agreement is hereby amended and restated as follows:

(ii) [intentionally omitted];

(d)               Section 11.20.1(a)(iii) and (iv) are hereby amended and restated to delete “and” at the end of clause (iii), to delete “.” at the end of clause (iv) and insert “; and” at the end of clause (iv).

(e)               A new clause (v) shall be added to Section 11.20.1(a) as follows:

(v) prior to any assignment by any Lender or Lenders, such Lender(s) shall notify the Guarantor of its intention to assign its Loan, its Note, or its Commitment and provide the terms of such assignment to the Guarantor (the “Proposed Term Sheet”), and the Guarantor shall have the right, but not the obligation, to deliver a proposed term sheet (“Guarantor Proposed Term Sheet”) within ten (10) calendar days of its receipt of each such Proposed Term Sheet, which Guarantor Proposed Term Sheet shall (a) contain terms no less favorable to the Lender(s) than those outlined in the applicable Proposed Term Sheet and (b) provide that the assignment shall be consummated within thirty (30) days after the delivery of the Guarantor Proposed Term Sheet (clauses (a) and (b) collectively, the “Guarantor Assignment Term Requirements”). If the provisions of the Guarantor Proposed Term Sheet satisfy the Guarantor Assignment Term Requirements, the Lender(s) shall enter into and consummate an assignment with the Guarantor as set forth in the Guarantor Proposed Term Sheet.

3.                  Excess Cash Flow Account. Notwithstanding anything to the contrary in the Cash Management Agreement and other Loan Documents, the Parties agree as follows:

(a)               From and after the Effective Date, on or before the fifth (5th) day (or next succeeding Business Day) of each calendar month, the Borrower shall provide to the Administrative Agent a reconciliation statement, including, without limitation, supporting information reasonably acceptable to the Administrative Agent, setting forth the amount of the Excess Cash Flow (the “Excess Cash Flow Reconciliation”).

(b)               The Administrative Agent shall establish and maintain a new account (the “Excess Cash Flow Account”). From and after the Effective Date, on the tenth (10th) day (or next succeeding Business Day) of each calendar month, the Borrower shall wire to the Excess Cash Flow Account in immediately available funds all Excess Cash Flow set forth in the Excess Cash Flow Reconciliation. Provided no Event of Default has occurred, from time to time the Borrower may submit in writing (including by electronic mail) to the Administrative Agent requests (each a “TI/LC Disbursement Request”) for disbursement of funds in the Excess Cash Flow Account to satisfy tenant improvement/leasing commission expenses (the “Requested TI/LC Expenses”) specified in such TI/LC Disbursement Request. The Administrative Agent shall disburse to Borrower amounts from the Excess Cash Flow Account for the Requested TI/LC Expenses that are approved by the Administrative Agent in its reasonable discretion. Upon repayment in full of the Debt, any amounts remaining in the Excess Cash Flow Account shall be promptly returned to Borrower.

(c)               The Borrower’s failure to comply with its obligations set forth in this Section 3, except as may be approved in writing (including by electronic mail) by the Administrative Agent, shall constitute an Event of Default under the Loan Agreement for which there is no cure.

4.                  Additional Agreements. The Parties acknowledge and agree as follows:

(a)               Within sixty (60) days after the Effective Date, Borrower shall have either (i) delivered a purchase and sale agreement or (ii) completed and provided, or the Borrower shall have caused its sales agent/broker to complete and provide, an offering memorandum (or similar offering materials) to parties potentially interested in purchasing the Property. The Borrower’s failure to comply with its obligations set forth in this Section 4(a)(ii) shall constitute an Event of Default under the Loan Agreement for which there is no cure, except as may be approved by Administrative Agent in writing (including by electronic mail).

(b)               In the event (x) the Debt is not paid in full on or before October 31, 2024; or (y) if the Maturity Date is extended to January 31, 2025, the Debt is not paid in full on or before January 31, 2025, then on or before November 6, 2024 (if the Initial Maturity Date has not been extended) or February 6, 2025 (if the Initial Maturity Date has been extended), as applicable, and so long as the Debt remains outstanding and Administrative Agent or Lenders have not assigned the Loan, its Note or its Commitment (other than to the Guarantor in accordance with the terms of this Amendment), the Borrower shall cause its sole member, New York City Operating Partnership, L.P. (the “Member”), to pledge to the Administrative Agent, on behalf of the Lenders, as additional security for the Debt, on terms and conditions reasonably acceptable to the Administrative Agent, a first priority lien on and security interest in the Member’s membership interest in the Borrower. To the extent this section is applicable, the Borrower’s failure to comply with its obligations set forth in this Section 4(b) shall constitute an Event of Default under the Loan Agreement for which there is no cure.

(c)               For so long as the Loan is outstanding, from and after the Effective Date Borrower shall cause the Guarantor to not make distributions.

5.                  Representations; No Default. Borrower represents and warrants that, as of the date hereof:

(a)               the representations and warranties of Borrower contained in the Loan Agreement, as amended hereby, and the representations and warranties of Borrower contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date or such representation or warranty changed but Administrative Agent had approved the underlying item that caused such representation to change, in which case such representation or warranty is true and correct in all material respects as of such earlier date;

(b)               no Event of Default exists under the Loan Agreement;

(c)               the execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrower and has been duly authorized by appropriate corporate action and proceedings;

(d)               this Amendment constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

(e)               there are no governmental or other third-party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and

(f)                all of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Mortgage and any other security agreement are hereby confirmed, extended and carried forward as security for all of the indebtedness and other obligations of Borrower to the Administrative Agent. The Borrower acknowledges that such documents shall continue to secure any and all indebtedness of Borrower to the Administrative Agent from time to time existing.

6.                  Conditions Precedent to Effectiveness.

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent (the first date upon which all such conditions have been satisfied being herein called the (“Effective Date”)):

(a)               Administrative Agent shall have received this Amendment duly executed by the Administrative Agent, the Lenders and Borrower, in form and substance satisfactory to the Administrative Agent and its legal counsel;

(b)               Borrower shall have reimbursed the Administrative Agent for all fees, costs, and expenses incurred by the Administrative Agent in connection with this Amendment;

(c)               Administrative Agent shall have received an Officer’s Certificate from the Borrower certifying that it has caused the Guarantor to maintain at all times, and that the Guarantor has maintained at all times, including as of the date hereof, a Net Worth of not less than $175,000,000 (excluding the value of the Property) and Liquid Assets of not less than $10,000,000, in accordance with Section 5.33.4 of the Loan Agreement and Section 6(b) of the Guaranty;

(d)               Administrative Agent shall have received all other documents the Administrative Agent has reasonably requested from Borrower with respect to any matter relevant to this Amendment or the transactions contemplated hereby, in form and substance satisfactory to the Administrative Agent and its legal counsel;

(e)               The representations and warranties contained herein shall be true and correct as of the date hereof and the representations and warranties contained in the Loan Agreement or in the Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

(f)                No Event of Default shall have occurred and be continuing and no Event of Default will result from the execution, delivery or performance of this Amendment.

7.                  Confirmation and Ratification of Loan Agreement and Loan Documents. Except as expressly modified herein, the Loan Agreement and all other Loan Documents shall continue in full force and effect. The Loan Agreement and the Cash Management Agreement, each as amended hereby, and all other Loan Documents are hereby ratified and confirmed by the parties hereto.

8.                  No Novation. Nothing in this Amendment shall constitute the satisfaction or extinguishment of any amounts owed under the Note, nor shall it be a novation of any amounts owed under the Note.

9.                  Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf), or other electronic or facsimile format, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each Party to this Amendment (a) agrees that it will be bound by its own Electronic Signature (as such term is defined immediately below), (b) accepts the Electronic Signature of each other Party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The term “Electronic Signature” means (i) the signing party’s manual signature on a signature page, converted by the signing party (or its agent) to facsimile or digital form (such as a .pdf file) and received from the customary email address or customary facsimile number of the signing party (or its counsel or representative), or other mutually agreed-upon authenticated source; or (ii) the signing party’s digital signature executed using a mutually agreed-upon digital signature service provider and digital signature process. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, the New York State Electronic Signatures and Records Act, the Illinois Electronic Commerce Security Act, or any other similar state law.

10.              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns permitted pursuant to the Loan Agreement.

11.              Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

12.              Governing Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

13.              Further Assurances. Borrower shall execute and deliver to the Administrative Agent from time to time, upon demand, such supplemental agreements, documents, statements or such other instruments as the Administrative Agent or Lenders may request, in order that the full intent of the Loan Agreement and this Amendment may be carried into effect; provided, however, that Borrower shall not be obligated to execute and deliver any instrument or otherwise do anything that increases its obligations or decreases its rights under this Amendment, the Loan Agreement or the other Loan Documents, beyond a de minimis amount.

14.              Guarantor Limitation. In no event shall Guarantor, merely by its execution of this Amendment, be deemed to have expanded or increased its obligations or liability (or decrease its rights) under the Guaranty. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver by Guarantor of any right or remedy afforded to Guarantor under the Guaranty.

15.              Release. UPON THE MUTUAL EXECUTION AND DELIVERY OF THIS AMENDMENT, BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR LENDERS. UPON THE MUTUAL EXECUTION AND DELIVERY OF THIS AMENDMENT, BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED AND DELIVERED BY ALL PARTIES, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT OR LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, IN CONNECTION WITH, WHETHER DIRECTLY OR INDIRECTLY, THE LOAN AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

16.              Acknowledgments Regarding Future Accommodations. Borrower and Guarantor each acknowledge that Administrative Agent and Lenders have not made any assurances concerning any possibility of a further extension of the Maturity Date (other than as explicitly provided for herein) or any other accommodations. Any subsequent agreement by Administrative Agent and Lenders to further extend the Maturity Date (other than as explicitly provided for in the Loan Agreement, as amended pursuant to this Amendment), if any, must be set forth in writing and signed by a duly authorized signatory of Administrative Agent and Lenders.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as the date first written above, but effective as of the Effective Date.

BORROWER:

ARC NYC570SEVENTH, LLC, a Delaware limited liability company

By: New York City Operating Partnership, L.P., a Delaware limited partnership, its sole member

By: AMERICAN STRATEGIC INVESTMENT CO. (formerly known as NEW YORK CITY REIT, INC.), a Maryland Corporation, its General Partner

	By:	/s/ Michael R. Anderson
Michael R. Anderson
Authorized Signatory

GUARANTOR:

AMERICAN STRATEGIC INVESTMENT CO. (formerly known as NEW YORK CITY REIT, INC.), a Maryland Corporation

By:	/s/ Michael R. Anderson
Michael R. Anderson
Authorized Signatory

Signature Page

Second Amendment to Term Loan Agreement and

First Amendment to Cash Management Agreement

ADMINISTRATIVE AGENT:

Capital One, National Association

By:	/s/ Matthew Brower
Matthew Brower, Senior Director

LENDERS:

Capital One, National Association

By:	/s/ Matthew Brower
Matthew Brower, Senior Director

Lending office:
299 Park Avenue
29th Floor
New York, New York 10171

Signature Page

Second Amendment to Term Loan Agreement and

First Amendment to Cash Management Agreement